Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

30. Subsequent Events

On January 4, 2021, GasLog took delivery of the GasLog Galveston, a 174,000 cbm LNG carrier with X-DF propulsion constructed by Samsung.

On January 22, 2021, GasLog's subsidiary, GAS-twenty four Ltd., completed the sale and leaseback of the GasLog Houston with Hai Kuo Shipping 2051G Limited ("Hai Kuo Shipping"). The vessel was sold to Hai Kuo Shipping. GasLog has leased back the vessel under a bareboat charter from Hai Kuo Shipping for a period of up to eight years. GasLog has the obligation to re-purchase the vessel at end of the charter period. GasLog has also the option to re-purchase the vessel on pre-agreed terms no earlier than the end of the first interest period and no later than the end of year eight of the bareboat charter. The vessel remains on its charter with Shell.

On February 21, 2021, the board of directors declared a quarterly cash dividend of $0.05 per common share payable on March 11, 2021 to shareholders of record as of March 4, 2021.

On February 21, 2021 GasLog entered into an agreement and plan of merger (the “Merger Agreement”) with BlackRock’s Global Energy & Power Infrastructure Team (collectively, “GEPIF”), pursuant to which GEPIF will acquire all of the outstanding common shares of GasLog Ltd. that are not held by certain existing shareholders of GasLog Ltd. for a purchase price of $5.80 in cash per share (the “Transaction”). Following the consummation of the Transaction, certain existing shareholders, including Blenheim Holdings, which is wholly owned by the Livanos family, and a wholly owned affiliate of the Onassis Foundation, will continue to hold approximately 55% of the outstanding common shares of GasLog Ltd. and GEPIF will hold approximately 45%.